UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2025

ARTELO BIOSCIENCES, INC.
(Exact name of Company as specified in its charter)

Nevada	001-38951	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe, Suite 160 Solana Beach, CA USA	92075
(Address of principal executive offices)	(Zip Code)

(858) 925-7049
(Company’s telephone number, including area code)

 _______________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on September 4, 2025, Artelo Biosciences, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with R. F. Lafferty & Co., Inc., the sole book-running manager and underwriter (the “Underwriter”), relating to an underwritten offering (the “Offering”) of (i) 640,924 shares (the “Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”), at a price to the public of $4.40 per share (the “Share Purchase Price”), and (ii) pre-funded warrants to purchase up to 40,894 shares of Common Stock at an exercise price of $0.001 per share (the “Pre-funded Warrants,” and, together with the Shares, the “Securities”), at a price to the public of $4.399 per Pre-funded Warrant, for aggregate gross proceeds of approximately $3,000,000, before deducting underwriting discounts and commissions and other estimated offering expenses. The Offering was closed on September 5, 2025. The Company delivered the Securities to the Underwriter on the same day.

Pursuant to the Underwriting Agreement, the Company granted the Underwriter a 45-day option (the “Over-allotment Option”) to purchase up to an additional 102,272 shares of Common Stock at the Share Purchase Price per share, less the underwriting discounts to cover over-allotments, if any.

On September 11, 2025, the Underwriter exercised the Over-allotment Option in part to purchase an additional 57,914 shares of Common Stock, generating gross proceeds to the Company of approximately $0.25 million and net proceeds of approximately $0.24 million. The closing of this exercise of the Over-allotment Option took place on the same day.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2025	ARTELO BIOSCIENCES, INC.

/s/ Gregory D. Gorgas
	Name:	Gregory D. Gorgas
	Title:	Chief Executive Officer and President

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